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                                                                    EXHIBIT 10.3

                      BUSINESS NOTE AND SECURITY AGREEMENT

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 Principal       Loan Date                      Loan No.         Call        Collateral                   Officer
$35,000.00       06-19-1997     Maturity        06000068293      A100            36         Account        0497         Initials
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                     References in the shaded area are for Leer's use only and do not limit the applicabily of this document to any particular loan or item.
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
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
      Borrower:     Hippo, Inc.                            Lender:      BARNETT BANK, N.A.
                    4400 N. Federal Highway, Suite 410                  P.O. BOX 40329
                    Boca Raton, FL  33431                               JACKSONVILLE, FL  32203-0329
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PROMISE TO PAY. Hippo, Inc., jointly and severally if more than one
("Borrower"), promises to pay to BARNETT BANK, N.A. ("Lender"), or order, In lawful money of the United States of America, on demand, the principal amount of
Thirty Five Thousand & .00/100 Dollars ($35,000.00) or so much as may be outstanding, together with interest on the unpaid balance of principal advanced from the date(s) of disbursement until paid in full as set forth herein. The principal amount of this Agreement may be advanced, paid and readvanced in full or part during the term of this Agreement provided no event of default or demand for payment exists hereunder. The interest rate an this Agreement is subject to change from time to time based on changes in an index which is the Barnett
Banks, Inc. prime rate (the "Index"). This is the rate Barnett Banks, Inc.
announces from time to time as its prime rate. The interest rate will be adjusted to reflect a change in the Index on the same day as the Index changes.
The interest rate to be applied to the unpaid balance of this Agreement will be at a per annum rate of 2.000 percentage points over the Index. Lender will tell
Borrower the current Index rate upon Borrower's request. NOTICE: Under no circumstances will the effective rate of interest on this Agreement be more than the maximum rate allowed by applicable law. Upon demand for payment of this
Agreement, the interest rate on this Agreement to be applied to the unpaid balance of principal, unpaid accrued interest, costs and fees, to be applicable until paid in full, will be the highest interest rate permitted by applicable law.

PAYMENT. Borrower will pay this loan immediately upon Lender's demand. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning July 19, 1997, with all subsequent interest payments to be due on the same day of each month after that.
Interest on this Agreement is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. This Agreement is due and payable on demand and subject to being called at any time upon actual demand by Lender.
The inclusion of an interest payment schedule is merely to provide terms for payment in the absence of actual demand and does not affect or impair Lender's absolute right to demand payment of this Agreement at any time. Borrower agrees that Lender may delay demand until, or make demand at anytime before, any interest payment date. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Payments shall be allocated between principal, interest, costs, fees, if any, in the discretion of Lender. Any payment to be debited from borrower's designated account will be debited on the scheduled due date; however, if the scheduled due date is an a weekend or holiday, the payment will be debited on the next non- weekend/holiday day.

LOAN FEE. A nonrefundable, non-prorated loan fee of 1.000% of the original principal amount may be charged at Lender's discretion each annual anniversary from Date of Note and thereafter. The loan fee may be modified from time to time by Lender without prior or concurrent notice to Borrower.

LATE CHARGE. If a payment is 10 days or more late, borrower will be charged
5.000% of the unpaid portion of the regularly scheduled payment or $25.00, whichever is greater. If Lender demands payment of this loan, and Borrower does not pay the loan within 10 days after Lender's demand, Borrower will also be charged either 5.000% of the unpaid portion of the sum of the unpaid principal plus accrued unpaid interest or $25.00, whichever is greater.



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GRANT OF SECURITY INTEREST. Borrower grants to Lender a security interest in the
Collateral to secure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

      Agreement.  The word "Agreement" means this Business Note and Security
      Agreement, as this Business Note and Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Note and Security Agreement from time to time.

      Collateral. The word "Collateral" means the following described property of Borrower, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

              All Inventory, chattel paper, accounts, equipment and general intangibles

      In addition, the word "Collateral" includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

              (a) All attachments, accessions, accessories, tools, parts, supplies, increases, and additions to and all replacements of and substitution or any property described above.

              (b)  All products and produce of any of the property described in this Collateral section.

              (c) All accounts, contract rights, general intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, or other disposition of any of the property described in this Collateral section.

              (d) All proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition of any of the property described in this Collateral section.

              (e) All records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Borrower's right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

      Event of Default. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "Events of Default."

      Guarantor. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with the Indebtedness.

      Indebtedness. The word "Indebtedness" means the indebtedness evidenced hereby including all principal and interest, together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents. In addition, the word "Indebtedness" includes all other present or future obligations, debts and liabilities, plus interest thereon, of Borrower to Lender.

      Related Documents. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $15.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender and

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each of Lender's affiliates and subsidiaries (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA, Keogh, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender and each of Lender's affiliates and subsidiaries to the extent permitted by applicable law, to charge or set off all sums owing on the Indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's security interest and charge and set off rights provided in this paragraph.

GARNISHMENT. Borrower consents to the issuance of a continuing writ of garnishment or attachment against Borrower's disposable earnings, in accordance with Section 222.11, Florida Statutes, in order to satisfy, in whole or in part, any money judgment entered in favor of Lender.

OBLIGATIONS OF BORROWER.  Borrower warrants and covenants to Lender as follows:

      Purpose. Borrower shall use the proceeds hereof solely for general business purposes.

      Organization; Authorization. Borrower is a corporation which is duly organized, validly existing, and in good standing under the laws of the state of Borrower's incorporation. Borrower has its chief executive office at 4400 N. Federal Highway, Suite 410, Boca Raton, FL 33431. Borrower will notify Lender of any change in the location of Borrower's chief executive office. The execution of this Agreement by Borrower has been duly authorized by all necessary action by Borrower and do not conflict with, result in a violation of, or constitute a default under any provision of its articles of incorporation or organization, or bylaws, or any agreement or other instrument binding upon Borrower.

      Perfection of Security Interest; Collateral Issues. Borrower agrees to execute such financing statements and to take whatever other actions are requested by Lender to perfect and continue Lender's security interest in the Collateral. Upon request of Lender, Borrower will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Borrower will note Lender's interest upon any and all chattel paper if not delivered to Lender for possession by Lender. Except for inventory sold or accounts collected in the ordinary course of its business, and except as otherwise consented to by Lender in writing: (a)Borrower shall keep the Collateral at Borrower's address shown above, or at such other locations as are acceptable to Lender; (b) Borrower shall hold good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement; and (c) Borrower shall defend Lender's rights in the Collateral against the claims and demands of all other persons. Borrower shall maintain all tangible Collateral in good condition and repair. Lender and its designated representatives and agents shall have the right at all reasonable times to examine, inspect, and audit the Collateral wherever located.

      Financial Records; Information. Borrower shall (a) maintain its books and records in accordance with accounting principles acceptable to Lender, applied on a consistent basis, and permit Lender to examine and audit
      Borrower's books and records at all reasonable times; and (b) furnish such additional information and statements, lists of assets and liabilities, agings of receivables and payables, inventory schedules, budgets, forecasts, tax returns, and other reports with respect to Borrower's (and any Guarantor's) financial condition and business operations as Lender may request from time to time.

      Compliance with Governmental Requirements. Borrower shall comply promptly with all laws, ordinances, rules and regulations of all governmental authorities, now or hereafter in effect, applicable to its business and to the ownership, production, disposition, or use of the Collateral, including without limitation payment when due of all taxes, assessments and liens upon the Collateral.

      Maintenance of Casualty Insurance. Borrower shall procure and maintain all risks insurance, including without limitation fire, theft and liability coverage together with such other insurance as Lender may require with respect to the Collateral, in form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender. In connection with all policies covering assets in which Lender holds or is offered a security interest, Borrower will provide Lender with such loss payable or other endorsements as Lender may require.

EXPENDITURES BY LENDER. If not paid when due, Lender may (but shall not be obligated to) pay any (a) taxes, liens, security interests, encumbrances, and other claims, at any time levied or placed on the Collateral and/or (b) costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged hereunder from the date incurred or paid by Lender to the date of repayment by Borrower. All such


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expenses shall become a part of the indebtedness and will be payable on demand.
This Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of an Event of Default. BORROWER ACKNOWLEDGES THAT IF LENDER
PURCHASES ANY INSURANCE ON THE COLLATERAL, THE INSURANCE MAY PROVIDE LIMITED
PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO THE BALANCE OF THE
LOAN; HOWEVER, BORROWER'S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN
ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE
INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL
RESPONSIBILITY LAWS.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

      Default on Indebtedness. Failure of Borrower to make any payment when due on the indebtedness.

      Other Defaults. Failure of Borrower to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or in any other agreement between Lender and Borrower.

      False Statements. Any warranty, representation or statement made or furnished to Lender by or on behalf of Borrower is false or misleading in any material respect at the time made or furnished, or becomes false or misleading at any time thereafter.

      Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

      Creditor or Forfeiture Proceedings. Default under any agreement with any creditor, or commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against the Collateral or any other collateral securing the Indebtedness. This includes a garnishment of any of Borrower's deposit accounts with Lender.

      Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or such Guarantor dies or becomes incompetent.

      Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired.

      Insecurity.  Lender, in good faith, deems itself insecure.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this
Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the Uniform Commercial Code. In addition and without limitation, Lender may exercise any one or more of the following rights and remedies:

      Accelerate Indebtedness. Lender may declare the entire indebtedness, including any prepayment penalty which Borrower would be required to pay, immediately due and payable, without notice, except that in the case of an Event of Default of the type described in the "Insolvency" section above, such acceleration shall be automatic.

      Sell the Collateral. Lender shall have full power to sell, lease, transfer or otherwise deal with the Collateral or proceeds thereof in its own name or that of Borrower. lender may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give
      Borrower reasonable notice of the time after which any private sale or any other intended disposition of the Collateral is to be made. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days before the time of the sale or disposition. All expenses relating to the disposition of the Collateral shall become a part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the rate hereon from date of expenditure until repaid.

      Default Rate. Lender may also, at its option, if permitted under applicable law, do one or more of the following: (a)increase the interest rate hereon by 5 percentage points, if and to the extent that the increase does not cause the interest


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      rate to exceed the maximum rate permitted by applicable law, and (b)add any unpaid accrued interest to principal, and such sum will bear interest therefrom until paid at the rate provided herein (including any increased rate).

      Other Rights and Remedies; Cumulative Nature. Lender shall have all the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, as may be amended from time to time. In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise. All of Lender's rights and remedies, whether evidenced by this Agreement or the Related Documents or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower under this Agreement, after Borrower's failure to perform, shall not affect
      Lender's right to declare a default and to exercise its remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

      Applicable Law. This Agreement has been delivered to Lender and accepted by Lender in the State of Florida. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the state and federal courts in the State of Florida. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

      Attorneys' Fees; Expenses. Borrower agrees to pay upon demand all of Lender's costs and expenses, including reasonable attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may pay someone else to help enforce this Agreement, and Borrower shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's reasonable attorneys' fees and legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses for bankruptcy proceedings
      (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also shall pay all court costs and such additional fees as may be directed by the court.

      Waiver. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, shall constitute a waiver of any of Lender's rights or of any of Borrower's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

      Documentary Stamp; Intangibles Taxes. Borrower agrees to indemnify and hold Lender harmless against liability for the payment of documentary stamp and intangibles taxes (including interest and penalties), if applicable, which may be determined by the Florida Department of Revenue to be payable with respect to this transaction.

      JURISDICTION. In connection with any litigation regarding any matter arising out of this document or any subsequent agreement between the parties to this document, each submits to the exclusive jurisdiction of the state and federal courts located in the State of Florida.

      JURY WAIVER; DAMAGES. THE PARTIES TO THIS DOCUMENT ACKNOWLEDGE AND AGREE
      THAT (I) ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM,
      BROUGHT OR INSTITUTED BY ANY PARTY OR ANY SUCCESSOR OR ASSIGN OF ANY SUCH
      PARTY, ON OR WITH RESPECT TO THIS DOCUMENT OR ANY OTHER LOAN DOCUMENT OR
      THE DEALINGS OF THE PARTIES WITH RESPECT HERETO, OR THERETO, SHALL BE
      TRIED ONLY BY A COURT AND NOT BY A JURY AND EACH PARTY WAIVES THE RIGHT TO
      TRIAL BY JURY; (II) EACH WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER,
      IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE
      OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO,
      ACTUAL DAMAGES; AND (III) THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT
      OF THIS DOCUMENT AND LENDER WOULD NOT EXTEND CREDIT IF THE WAIVERS SET
      FORTH IN THIS SECTION WERE NOT A PART OF THIS DOCUMENT.


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BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT, AND
BORROWER AGREES TO ITS TERMS.  BORROWER WAIVES PRESENTMENT, DEMAND FOR PAYMENT,
PROTEST AND NOTICE OF DISHONOR.  THIS AGREEMENT IS DATED JUNE 19, 1997.

BORROWER:

Hippo, Inc.

By: /s/ Paul Berger                       By:  /s/ James G. Dodrill
   -----------------------------------       -----------------------------------
      Paul Berger, CEO                            James G. Dodrill, President


                            GUARANTY OF INDEBTEDNESS
                                      UNDER
                      BUSINESS NOTE AND SECURITY AGREEMENT



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